Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re                                  )

CARDIAC CONTROL SYSTEMS, INC.,         )         Case No.: 99-06852-3P1

                           Debtor.     )

______________________________________ )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                  SEPTEMBER 3, 1999 THROUGH SEPTEMBER 30, 1999
                  --------------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period September 3, 1999 through September 30, 1999.

                                                 STUTSMAN & THAMES, P.A.

                                                 By    /s/ Nina M. LaFleur
                                                       -------------------------
                                                       Nina M. LaFleur

                                                 Florida Bar Number 0107451
                                                 121 West Forsyth St., Suite 600
                                                 Jacksonville, Florida  32202
                                                 (904) 358-4000
                                                 (904) 358-4001 (Facsimile)

                                                 Attorneys for Debtor

                             Certificate of Service

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for September, 1999 were furnished by mail to the Office of the United States Trustee, Suite 620, 135 W. Central Boulevard, Orlando, Florida 32801 on this 20 day of October, 1999.





                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                             Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                            CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.               JUDGE GEORGE L. PROCTOR

DEBTOR                                      CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                  FROM September 3, 1999 TO September 30, 1999

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.




                                             /s/
                                             -----------------------------------
                                             Stutsman & Thames PA
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
and Phone Number                             and Phone Number

PO Box 353339,                               121 West Forsyth Street, Suite 600,
PALM COAST FL 32135-3339                     Jacksonville FL  32202
904-445-5476                                 904-358-4000


                                       MONTHLY FINANCIAL REPORT FOR BUSINESS
                                       -------------------------------------
                       FOR THE PERIOD BEGINNING SEPTEMBER 3, 1999 AND ENDING SEPTEMBER 30, 1999

         Name of Debtor:  Cardiac Control Systems, Inc                 Case Number 99-06852-3P1

Date of Petition  September 3, 1999
                                                                                                       CUMULATIVE
                                                                                 CURRENT MONTH      PETITION TO DATE
                                                                                 -------------      ----------------
1.      CASH AT BEGINNING OF PERIOD                                                    $963.56                $963.56
                                                                                    =================================
2.      RECEIPTS
            A.  Cash Sales                                                           $1,388.00              $1,388.00
                 Less: Cash Refunds
            B.  Collection on Postpetition A/R
            C.  Collection on Prepetition A/R                                        $9,880.00              $9,880.00
            D.  Other Receipts (List attached)                                         $107.00                $107.00
                                                                                    =================================
3.      TOTAL RECEIPTS                                                              $11,375.00             $11,375.00
                                                                                    =================================
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                         $12,338.56             $12,338.56
                     (Line 1 + Line 3)                                              ---------------------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees
            B.  Net Payroll
            C.  Payroll Taxes Paid
            D.  Sales and Use taxes
            E.  Other Taxes
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone
            I.  Utilities
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance
            S.  Payments to Secured Creditors
            T.  Other Operating Expenses (List Attached)                               $772.48                $772.48
                                                                                    =================================
6.      TOTAL CASH DISBURSEMENTS                                                       $772.48                $772.48
                                                                                    =================================
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $11,566.08             $11,566.08
                                                                                    =================================

 I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
        This eighteenth day of October, 1999




                                                                /s/ W. A. Walton
                                                                ----------------
                                                                W. A. Walton



                                                   ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                                   -------------------------------------------------

                                                              CASH RECEIPTS AND PAYMENTS
                                                              --------------------------

                             Name of Debtor: Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

                            Reporting Period beginning September 3, 1999 and ending September 30, 1999

Cash Sales                                                  ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                            ------------------------------------
          Payor               Reason                Petty Cash       Peoples Bank         Hudson            Bank of         TOTAL
          -----               ------                ----------       ------------      United Bank        America DIP       -----
                                                                                       -----------        -----------
Bart C. Gutekunst             Sale of                                    $25.00                                             $25.00
                              Equipment
James C. Skelly               Sale of                                    $38.00                                             $38.00
                              Equipment
W.A. Wharton                  Sale of                 $110.00                                                              $110.00
                              Equipment
MFI Micro Filtrations         Sale of                                                                       $880.00        $880.00
                              Equipment
Rhythm Technologies, Inc.     Sale of                                                                       $300.00        $300.00
                              Equipment
Rhythm Technologies, Inc.     Sale of                                                                        $35.00         $35.00
                              Equipment
                                                     -----------------------------------------------------------------------------
                                                      $110.00            $63.00             $0.00         $1,215.00      $1,388.00
                                                     -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Collection on Postpetition A/R                             ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                           ------------------------------------
          Payor               Reason                Petty Cash       Peoples Bank         Hudson            Bank of         TOTAL
          -----               ------                ----------       ------------      United Bank        America DIP       -----
                                                                                       -----------        -----------

----------------------------------------------------------------------------------------------------------------------------------
Collection on Postpetition A/R                             ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                           ------------------------------------
          Payor               Reason                Petty Cash       Peoples Bank         Hudson            Bank of         TOTAL
          -----               ------                ----------       ------------      United Bank        America DIP       -----
                                                                                       -----------        -----------
Meadowlands Hospital          Pre-Petition A/R                                                            $3,790.00      $3,790.00
Meadowlands Hospital          Pre-Petition A/R                                                            $5,590.00      $5,590.00
                              Re Pre-Petition A/R
Global Referrals Services     Sound Shore                                                                   $500.00        $500.00
                              Medical Center
                                                     -----------------------------------------------------------------------------
                              Gross Collections         $0.00             $0.00             $0.00         $9,880.00      $9,880.00
                              LESS Collection
Global Referrals Services     Fee deducted from                                                             ($75.00)       ($75.00)
                              remittance.
                                                     -----------------------------------------------------------------------------
                              Net Collections           $0.00             $0.00             $0.00         $9,805.00      $9,805.00
                                                     -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Other Receipts                                             ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                           ------------------------------------
          Payor               Reason                Petty Cash       Peoples Bank         Hudson            Bank of         TOTAL
          -----               ------                ----------       ------------      United Bank        America DIP       -----
                                                                                       -----------        -----------

                              Check outstanding
Neena Chopra MD               at closure of                                                $19.79                           $19.79
                              account


Michael Fabian                Check outstanding                          $15.01                                             $15.01
                              at closure of
                              account
                              Check outstanding
Halifax Medical               at closure of                              $72.20                                             $72.20
                              account
                                                     -----------------------------------------------------------------------------
                                                        $0.00            $87.21            $19.79             $0.00        $107.00
                                                     -----------------------------------------------------------------------------
Transfers between Accounts                                 ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                           ------------------------------------
                                                    Petty Cash       Peoples Bank         Hudson            Bank of         TOTAL
                                                    ----------       ------------      United Bank        America DIP       -----
                                                                                       -----------        -----------

Petty Cash banked in Peoples Bank                    ($480.00)          $480.00                                              $0.00
Hudson United Bank closing
check deposited with Bank of                                                             ($217.99)          $217.99          $0.00
America
Peoples Bank closing check
deposited with Bank of                                                 ($255.01)                            $255.01          $0.00
America
                                                     -----------------------------------------------------------------------------
                                                     ($480.00)          $224.99          ($217.99)          $473.00          $0.00
                                                     -----------------------------------------------------------------------------

Note:  On September 14, 1999, CBC received a wire transfer in the net sum of $7,041.20 from Lem Medico in payment of invoice
                                                      $7,178.00



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS

                         5. T. Other Operating Expenses

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

       Date            Payee                                         Purpose                                            Payment
       ----            -----                                         -------                                            -------
Peoples Bank:
-------------
     9/10/99        Phyllis Clark          Prepare Financial Reports for Period April 1, 1999 through                   $220.00
                                           September 3, 1999

     9/11/99        James C. Skelly        Assisting in the preparation of Financial Reports for Period                 $297.50
                                           April 1, 1999 through September 3, 1999

Petty Cash:
-----------
10-Sep-99           Pack Rat               UPS Documents to Stutsman & Thames                                             $7.84
16-Sep-99           Margaret Walton        Postage Stamps to re-direct bankruptcy mail.                                   $1.59
17-Sep-99           US Post Office         PO Box Fee $24.00 and $1.00 Key Deposit                                       $25.00
17-Sep-99           US Post Office         Postage and Certified Mail                                                     $6.40
20-Sep-99           US Post Office         20 * $0.33 Postage Stamps                                                      $6.60
21-Sep-99           Pack Rat               UPS pacemaker components COD to Medsource                                     $91.55
24-Sep-99           Pack Rat               Fedex Documents to Stutsman & Thames                                          $20.00
28-Sep-99           Pack Rat               UPS Documents to Stutsman & Thames                                            $16.00

Receipts Pre-petition Collections, Bank of America
--------------------------------------------------
                    Global Referral        A/R Collection Fee Deducted from Remittance                                   $75.00
28-Sep-99           Services

Hudson United Bank
------------------
3-Sep-99            Hudson United Bank     Additional Wire Transfer Fee                                                   $5.00
                                                                                                                        -------
                                           Total Other Operating Expenses paid this Period                              $772.48
                                                                                                                        =======


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------


                        PETTY CASH RECEIPTS AND PAYMENTS
                        --------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

                              Reporting Period beginning September 3, 1999 and ending September 30, 1999

  Date            Payor/Payee                              Purpose                           Receipt         Payment         Balance
  ----            -----------                              -------                           -------         -------         -------
3-Sep-99        Opening Balance                                                                                              $618.06
7-Sep-99        W.A. Wharton           Sale of Equipment                                     $110.00                         $728.06
10-Sep-99       Peoples Bank           Deposit in Peoples Bank                                               $480.00         $248.06
10-Sep-99       Pack Rat               UPS Documents to Stutsman & Thames                                      $7.84         $240.22
16-Sep-99       Margaret Walton        Postage Stamps to re-direct bankruptcy mail.                            $1.59         $238.63
17-Sep-99       US Post Office         PO Box Fee $24.00 and $1.00 Key Deposit                                $25.00         $213.63
17-Sep-99       US Post Office         Postage and Certified Mail                                              $6.40         $207.23
20-Sep-99       US Post Office         20* $0.33 Postage Stamps                                                $6.60         $200.63
21-Sep-99       Pack Rat               UPS pacemaker components COD to Medsource                              $91.55         $109.08
24-Sep-99       Pack Rat               Fedex Documents to Stutsman & Thames                                   $20.00          $89.08
28-Sep-99       Pack Rat               UPS Documents to Stutsman & Thames                                     $16.00          $73.08




                                  ATTACHMENT 1



              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

             Reporting Period beginning September 3, 1999 and ending September 30, 1999

ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                     $225,114.40

                                                                                                                         ===========
ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):
                  Beginning of Month Balance                                                                             $225,114.40
         PLUS:  Current Month New Billings                                                                                 $3,405.05
         LESS:  Collections During Month                                                                                  $17,058.00
                                                                                                                         -----------
                  End of Month Balance                                                                                   $211,461.45
                                                                                                                         ===========

------------------------------------------------------------------------------------------------------------------------------------

AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total

            $3,405.05                                                                                                $3,405.05

------------------------------------------------------------------------------------------------------------------------------------
                               Billings this month
        Date                     Name                 Description           Inv. Number                               Amount
      17-Sep-99                Medsource            Pacer Materials            9936                                  $3,405.05
                                                                                                                     ---------
Monthly Total                                                                                                        $3,405.05
                                                                                                                     =========


                                  ATTACHMENT 2
                                  ------------


              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999


In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.



   Date Incurred         Days                      Vendor                                  Description                     Amount
   -------------      Outstanding                  ------                                  -----------                     ------
                      -----------
     30-Sep-99             0         State & County Tax Collector           County Occupational License plus $1.50          $15.00
                                                                            penalty

     1-Oct-99              0         Phase II Document Technologies         Copier Rental Charge September, 1999           $184.50
                                                                            Eight thirtieths of the charge of
  8/11/99 through          20        Florida Power & Light Company          $1,327.20 for thirty days of electric          $353.92
      9/10/99                                                               power from 8/11/99 through 9/10/99



                                  ATTACHMENT 3
                                  ------------


                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

                              Reporting Period beginning September 3, 1999 and ending September 30, 1999


                                          INVENTORY REPORT
                                          ----------------
INVENTORY BALANCE AT PETITION DATE                                                                                         $8,000.00
                                                                                                                       =============
INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                                      $0.00
         Inventory Balance at Beginning of Month                                                                           $8,000.00
         Inventory Used or Sold                                                                                                $0.00
                                                                                                                       -------------
         Inventory Balance on Hand at End of Month                                                                         $8,000.00
                                                                                                                       =============

METHOD OF COSTING INVENTORY

         Estimated realizable value for finished products and hybrid circuits, nil value for raw materials etc.



                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                        $2,010,000.00
                                                                                                                       =============

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First report Only):

         50,000 square foot building located on 4.11 acres at 3 Commerce
         Boulevard, Palm Coast Florida 32164 $2,000,000.

         Miscellaneous machinery used in the production of pacemekers, $10,000.
------------------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                                           $2,010,000.00
         LESS:  Depreciation Expense                                                                                           $0.00
         PLUS:  New Purchases                                                                                                  $0.00
                                                                                                                       -------------
Ending Monthly Balance                                                                                                 $2,010,000.00
                                                                                                                       =============

      BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                REPORTING PERIOD:
None






--------------------------------------------------------------------------------

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

               A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
     certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                              BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

       Beginning Balance                                                   $0.00
       Total of Deposits Made                                         $11,493.00
       Total Amount of Checks Written                                      $0.00
       Service Charges                                                     $0.00
                                                                      ----------
       Closing Balance                                                $11,493.00
                                                                      ==========

       Number of Last Check Written This Period                              N/A
       Number of First Check Written This Period                             N/A
       Total Number of Checks Written This Period                            N/A


                               INVESTMENT ACCOUNTS
                               -------------------

Type of Negotiable     Face Value     Purchase Price     Date of Purchase
     Instrument        ----------     --------------     ----------------
------------------

      NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account


ACCOUNT NUMBER  375  400  1378

PURPOSE OF ACCOUNT  Checking

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

 Date     Check Number         Payee             Purpose           Amount
 ----     ------------         -----             -------           ------

         No checks issued on this account during this reporting period.
         -------------------------------------------------------------

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  Cardiac Control Systems, Inc.         Case Number  99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

              A separate sheet is required for each bank account,
                 including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK  Peoples First Community Bank           BRANCH  Palm Coast

ACCOUNT NAME  Cardiac Control Systems, Inc.

ACCOUNT NUMBER  000001529571

PURPOSE OF ACCOUNT   Checking

                  Beginning Balance                           $142.30
                  Total of Deposits Made                      $630.21
                  Total Amount of Checks Written              $772.51
                  Service Charges                               $0.00
                                                              -------
                  Closing Balance                               $0.00
                                                              =======
                  Number of Last Check Written This Period                  1086
                  Number of First Check Written This Period                 1085
                  Total Number of Checks Written This Period                   2
                  Plus Peoples Bank check to close account.                    1

                               INVESTMENT ACCOUNTS
                               -------------------

         Type of
         Negotiable     Face Value     Purchase Price     Date of Purchase
         Instrument     ----------     --------------     ----------------
         ----------
         NONE


                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor:  Cardiac Control Systems, Inc.         Case Number  99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

              A separate sheet is required for each bank account,
                 including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK  Peoples First Community Bank           BRANCH  Palm Coast

ACCOUNT NAME  Cardiac Control Systems, Inc.

ACCOUNT NUMBER  000001529571

PURPOSE OF ACCOUNT  Checking

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

  Date              Check Number            Payee                              Purpose                            Amount
  ----              ------------            -----                              -------                            ------
9/10/99                 1085           Phyllis Clark              Prepare Financial Reports for Period           $220.00
                                                                  April 1, 1999 through September 3, 1999
9/11/99                 1086           James C. Skelly            Assisting in the preparation of                $297.50
                                                                  Financial Reports for Period April 1,
                                                                  1999 through September 3, 1999.
9/23/99                                Cardiac Control Systems,   Check issued by Peoples Bank to close          $255.01
                                       Inc.                       account                                        -------

                                                                  Total                                          $772.51
                                                                                                                 =======

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.         Case Number  99-06852-3P1


   Reporting Period beginning September 3, 1999 and ending September 30, 1999

              A separate sheet is required for each bank account,
                 including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK  Hudson United Bank                     BRANCH  Weston, Connecticut

ACCOUNT NAME   Cardiac Control Systems, Inc.

ACCOUNT NUMBER  0100276210

PURPOSE OF ACCOUNT Checking
                   Beginning Balance                                $203.20
                   Total of Deposits Made                            $19.79
                   Total Amount of Checks Written                   $217.99
                   Service Charges                                    $5.00
                                                                    -------
                   Closing Balance                                   ($0.00)
                                                                    =======
                   Number of Last Check Written This Period                  N/A
                   Number of First Check Written This Period                 N/A
                   Total Number of Checks Written This Period                  0
                   Plus Hudson United Bank check to close account.             1

                               INVESTMENT ACCOUNTS
                               -------------------

         Type of
         Negotiable     Face Value     Purchase Price     Date of Purchase
         Instrument     ----------     --------------     ----------------
         ----------
         NONE


                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor:  Cardiac Control Systems, Inc.         Case Number  99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

              A separate sheet is required for each bank account,
                 including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK  Hudson United Bank            BRANCH  Weston, Connecticut

ACCOUNT NAME  Cardiac Control Systems, Inc.

ACCOUNT NUMBER   0100276210

PURPOSE OF ACCOUNT   Checking

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

      Date           Check Number                   Payee                           Purpose                Amount
      ----           ------------                   -----                           -------                ------
    9/21/99            30334956        Cardiac Control Systems, Inc.    Check issued by Hudson United     $217.99
                                                                        Bank to close account.


                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Cardiac Control Systems, Inc.        Case Number   99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

            Date         Bank         Description           Amount
            ----         ----         -----------           ------


--------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

           Report all unpaid post-petition taxes including Federal and
             State withholding FICA, State sales tax, property tax,
            unemployment tax, and State workmen's compensation. Date
                  last tax return filed 08/2/1999. Period 1998.


Name of Taxing         Date Payment Due          Description             Amount
Authority              ----------------          -----------             ------
--------------


                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

   Reporting Period beginning September 3, 1999 and ending September 30, 1999

        Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                 Title                       Amount Paid
-------------------------                -----                       -----------

    Alan J. Rabin                   President and CEO                   NIL

    W. Alan Walton                  Vice President and COO              NIL

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------
                                                        Full Time      Part Time
        Number of Employees at beginning of period           2             0
        Number hired during the period                       0             2
        Number terminated or resigned during period          2             0
        Number of employees on payroll at end of period      0             2

        Note: Alan J. Rabin and W. Alan Walton changed status from full time to part time at the end of September, 1999.

--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

                   List all policies of insurance in effect,
         including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.


      Carrier          Agent and Phone Number      Policy No.        Coverage Type        Expiration Date     Date Premium Due
      -------          ----------------------      ----------        -------------        ---------------     ----------------





THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.

        The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for
             $150,000 by and for the benefit of the mortgage holder,
                         Finova Mezzanine Capital, Inc.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------


The following significant events occurred during the reporting period:

1. Several discussions, meetings, etc. re: Sale of the Intellectual Property. A preliminary contract with MIT (purchaser of the Intellectual Property) was drafted and reviewed. It is now in final negotiation. Continued discussions with Medtronic re: a concurrent agreement on the sale of the technology (this agreement would be a prerequisite for the MIT agreement.

2. Development of Budget and negotiations with Coast and Sirrom / Finova re: operating budget during liquidation.

3. Completion of all schedules and documentation required for bankruptcy filing. Meeting with Court trustee re: Bankruptcy filing. Closing of all bank accounts and opening of Debtor in Position accounts.

4. Continuation of efforts to liquidate remaining inventory and equipment and collect outstanding payables.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
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